UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2017

Hilton Worldwide Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 883-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Indenture with respect to 4.625% Senior Notes due 2025 and 4.875% Senior Notes due 2027

On March 16, 2017, Hilton Worldwide Finance LLC (the “Issuer”) and Hilton Worldwide Finance Corp. (the “Co-Issuer” and, together with the Issuer, the “Issuers”), each an indirect subsidiary of Hilton Worldwide Holdings Inc. (the “Company”), issued $1,500 million of senior notes consisting of (i) $900 million aggregate principal amount of 4.625% Senior Notes due 2025 (the “2025 Notes”) and (ii) $600 million aggregate principal amount of 4.875% Senior Notes due 2027 (the “2027 Notes” and, together with the 2025 Notes, the “Notes”), in each case, under an Indenture, dated as of March 16, 2017 (the “Indenture”), by and among the Issuers, the Company, as a guarantor, and the other guarantors party thereto, and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”). The Notes were sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Notes were issued at 100% of their par value and bear interest at a rate of 4.625% per annum, in the case of the 2025 Notes, and 4.875% per annum, in the case of the 2027 Notes. Interest on each series of Notes is payable semi-annually in arrears on April 1 and October 1, beginning October 1, 2017. The 2025 Notes mature on April 1, 2025 and the 2027 Notes mature on April 1, 2027.

The net proceeds of the offering, together with available cash, were used to redeem all of the Issuers’ outstanding 5.625% Senior Notes due 2021 (the “2021 Notes”), of which $1,500 million aggregate principal amount was outstanding as of December 31, 2016, and to pay the related redemption premium and all fees and expenses related thereto, and any remaining proceeds will be used for general corporate purposes.

Ranking; Guarantees

The Notes are the Issuers’ senior unsecured obligations, ranking equally in right of payment with all of their existing and future senior indebtedness and senior in right of payment to all of their existing and future subordinated indebtedness.

The Notes will be guaranteed, on a senior unsecured basis, by (i) Hilton Worldwide Parent LLC (“Parent”), the Issuer’s immediate parent company, (ii) the Company, the immediate parent company of Parent, and (iii) each of the Issuer’s existing and future wholly owned subsidiaries (other than the Co-Issuer) to the extent such entities guarantee indebtedness under Issuer’s senior secured credit facilities or certain other indebtedness of the Issuer, the Co-Issuer or any subsidiary guarantor.

Optional Redemption

2025 Notes. The Issuers may, at their option, redeem the 2025 Notes, in whole or in part, at any time prior to April 1, 2020, at a price equal to 100% of the principal amount of the 2025 Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date, plus the applicable “make-whole premium.” In addition, beginning on April 1, 2020, the Issuers may redeem all or a part of the 2025 Notes at a redemption price equal to 102.312% of the principal amount redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. The redemption price decreases to 101.156% and 100.000% of the principal amount redeemed on April 1, 2021 and April 1, 2022, respectively. In addition, at any time prior to April 1, 2020, the Issuers may, at their option, redeem up to 40% of the aggregate principal amount of the 2025 Notes issued under the Indenture with the proceeds of certain equity offerings at a redemption price of 104.625% of the principal amount thereof, plus accrued and unpaid interest.

2027 Notes. The Issuers may, at their option, redeem the 2027 Notes, in whole or in part, at any time prior to April 1, 2022, at a price equal to 100% of the principal amount of the 2027 Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date, plus the applicable “make-whole premium.” In addition, beginning on April 1, 2022, the Issuers may redeem all or a part of the 2027 Notes at a redemption price equal to 102.437% of the principal amount redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. The redemption price decreases to 101.218%, 100.609% and 100.000% of the principal amount redeemed on April 1 2023, April 1, 2024 and April 1, 2025, respectively. In addition, at any time prior to April 1, 2020, the Issuers may, at their option, redeem up to 40% of the aggregate principal amount of the 2027 Notes issued under the Indenture with the proceeds of certain equity offerings at a redemption price of 104.875% of the principal amount thereof, plus accrued and unpaid interest.

Repurchase at the Option of Holders

Upon the occurrence of a change of control triggering event or upon the sale of certain assets in which Issuer and its restricted subsidiaries do not apply the proceeds as required, the holders of the Notes will have the right to require the Issuers to make an offer to repurchase each holder’s Notes at a price equal to 101% (in the case of a change of control triggering event) or 100% (in the case of an asset sale) of their principal amount, plus accrued and unpaid interest.

Covenants; Events of Default

The Indenture contains covenants that, among other things, limit the ability of the Issuer and its restricted subsidiaries to incur additional indebtedness or issue certain preferred shares, pay dividends, redeem stock or make other distributions, make certain investments, sell or transfer certain assets, create liens, consolidate, merge, sell or otherwise dispose of all or substantially all of the Issuer’s assets, enter into certain transactions with affiliates, and designate subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important exceptions and qualifications. Neither Parent nor the Company is subject to the restrictive covenants of the Indenture. The Notes also contain customary events of default, the occurrence of which could result in the principal of and accrued interest on the Notes to become or be declared due and payable.

Registration Rights Agreement

On March 16, 2017, the Issuers, the Company and other guarantors of the Notes, and Goldman, Sachs & Co., on behalf of the several initial purchasers of the Notes (the “Initial Purchasers”), entered into a Registration Rights Agreement with respect to the Notes (the “Registration Rights Agreement”). In the Registration Rights Agreement, the Issuers and the guarantors have agreed that they will use their respective commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes and (ii) cause the exchange offer registration statement to be declared effective under the Securities Act.

The Issuers and the guarantors have agreed to use their commercially reasonable efforts to cause the exchange offer to be consummated or, if required, to have one or more shelf registration statements declared effective, within 450 days after the issue date of the Notes. If the Issuers and the guarantors fail to satisfy this obligation (a “registration default”), the annual interest rate on each series of Notes will increase by 0.25% for the first 90-day period immediately following the occurrence of the registration default. The annual interest rate on each series of Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.0% per annum. If the registration default is corrected, the interest rate on each series of Notes will revert to the original level.

If the Issuers must pay additional interest, they will pay holders of the Notes in cash on the same dates that the Issuers make other interest payments on the Notes, until the registration default is corrected.

Credit Agreement Amendment

On March 16, 2017, the Issuer entered into Amendment No. 3 (the “Amendment”) to the Credit Agreement dated as of October 25, 2013 (as amended by that certain Amendment No. 1 to the Credit Agreement dated as of August 18, 2016 and as further amended by that certain Amendment No. 2 to the Credit Agreement dated as of November 21, 2016, the “Credit Agreement”). After giving effect to the Amendment, the aggregate principal amount of term B-2 loans outstanding under the Credit Agreement will equal $3,958.9 million (the “Repriced Term Loans), including incremental term B-2 loans incurred pursuant to the Amendment to refinance all of the term B-1 loans outstanding immediately prior to giving effect to the Amendment. The Repriced Term Loans provide for substantially the same terms as the outstanding term B-2 loans, which mature on October 25, 2023, except that the Repriced Term Loans (i) provide for a reduced applicable margin on LIBOR rate loans of 2.00% and a reduced applicable margin on base rate loans of 1.00% and a LIBOR floor of 0.00%; (ii) provide for a premium of 1.00% of the aggregate principal amount of any Repriced Term Loans prepaid as a result of certain repricing transactions occurring within six months of the effective date of the Amendment; and (iii) are subject to periodic amortization payments to be made on the last business day of each quarter in installments in an aggregate principal amount equal to 0.25% of the original principal amount of the Repriced Term Loans (which amounts shall be reduced given the application of prepayments on the Repriced Term Loans in order of priority required pursuant to the Repriced Term Loans), with the remaining amount payable on the applicable maturity date with respect to such Repriced Term Loans.

Certain of the Initial Purchasers and participants in the Credit Agreement and their respective affiliates have engaged in, and may in the future engage in, investment banking, advisory roles and other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. In addition, certain of the Initial Purchasers or their respective affiliates may receive a portion of the net proceeds from the offering of the Notes that was used to redeem the Company’s 2021 Notes. Blackstone Advisory Partners L.P., one of the Initial Purchasers, is also an affiliate of The Blackstone Group L.P. (“Blackstone”). Blackstone and its affiliates own approximately 15% of the Company’s outstanding common stock. Affiliates of certain other Initial Purchasers are also stockholders of the Company.

Each of the foregoing descriptions of the Indenture, the Notes, the Registration Rights Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of each of such documents, which are filed as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02.	Termination of Material Definitive Agreement.

On March 22, 2017, the Issuers completed the redemption in full of all of the $1,500 million aggregate principal amount of issued and outstanding 2021 Notes at a redemption price of 102.813% of the outstanding aggregate principal amount, plus accrued and unpaid interest to, but excluding, the redemption date. As a result, the indenture, dated as of October 4, 2013 (as amended and supplemented from time to time, the “2021 Notes Indenture”), by and among the Issuers, the Company and other guarantors party thereto, and Wilmington Trust, National Association, as trustee, was satisfied and discharged and the Issuers and guarantors have no further obligations under the 2021 Notes, the related guarantees or the 2021 Notes Indenture.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 concerning the Issuer’s direct financial obligations under the Notes is incorporated by reference in this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

As an update to a previous announcement, at this time the Company has elected to retain its existing corporate entity name of Hilton Worldwide Holdings Inc.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of such information in this Current Report on Form 8-K pursuant to Item 7.01 of Form 8-K will not be deemed an admission as to its materiality.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of March 16, 2017, by and among Hilton Worldwide Finance LLC, Hilton Worldwide Finance Corp., the guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee.

4.2	Form of 4.625% Senior Note due 2025 (included in Exhibit 4.1).

4.3	Form of 4.875% Senior Note due 2027 (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated as of March 16, 2017, by and among Hilton Worldwide Finance LLC, Hilton Worldwide Finance Corp., the guarantors party thereto and Goldman, Sachs & Co., on behalf of the initial purchasers.

10.1	Amendment No. 3, dated as of March 16, 2017, to the Credit Agreement, dated as of October 25, 2013 (as amended by that certain Amendment No. 1 to the Credit Agreement dated as of August 18, 2016 and as further amended by that certain Amendment No. 2 to the Credit Agreement dated as of November 21, 2016), by and among Hilton Worldwide Holdings Inc., Hilton Worldwide Parent LLC, Hilton Worldwide Finance LLC, the other guarantors party thereto from time to time, Deutsche Bank AG New York Branch as administrative agent, collateral agent, swing line lender and L/C issuer and the other lenders party thereto from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/S/ KEVIN J. JACOBS
Name:	Kevin J. Jacobs
Title:	Executive Vice President and Chief Financial Officer

Date: March 22, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of March 16, 2017, by and among Hilton Worldwide Finance LLC, Hilton Worldwide Finance Corp., the guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee.

4.2	Form of 4.625% Senior Note due 2025 (included in Exhibit 4.1).

4.3	Form of 4.875% Senior Note due 2027 (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated as of March 16, 2017, by and among Hilton Worldwide Finance LLC, Hilton Worldwide Finance Corp., the guarantors party thereto and Goldman, Sachs & Co., on behalf of the initial purchasers.

10.1	Amendment No. 3, dated as of March 16, 2017, to the Credit Agreement, dated as of October 25, 2013 (as amended by that certain Amendment No. 1 to the Credit Agreement dated as of August 18, 2016 and as further amended by that certain Amendment No. 2 to the Credit Agreement dated as of November 21, 2016), by and among Hilton Worldwide Holdings Inc., Hilton Worldwide Parent LLC, Hilton Worldwide Finance LLC, the other guarantors party thereto from time to time, Deutsche Bank AG New York Branch as administrative agent, collateral agent, swing line lender and L/C issuer and the other lenders party thereto from time to time.